UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2005

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (561) 998-8000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On April 6, 2005, the Compensation Committee of the Board of Directors of the Registrant, Hollywood Media Corp. (the “Company”), approved the payment of cash performance bonuses in the amount of $200,000 to each of Mitchell Rubenstein, the Company’s Chief Executive Officer, and Laurie S. Silvers, the Company’s President, in recognition of their respective contributions to the Company’s growth to date and their dedication and loyalty to the Company.  These bonuses were issued in accordance with the discretionary bonus provisions set forth in Section 2.2 of Mr. Rubenstein’s and Ms. Silvers’ respective Employment Agreements with the Company (as amended), and were paid by the Company on April 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

By:	/s/ NICHOLAS HALL
Name:	Nicholas Hall
Title:	Chief Operating Officer

Date: April 12, 2005

3